UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2025 (July 24, 2025)
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UNION PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
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Utah	1-6075	13-2626465
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (402) 544-5000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock (Par Value $2.50 per share)	UNP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01 Regulation FD Disclosure.
On July 24, 2025, Union Pacific Corporation (the Company) issued a press release, which is attached hereto as Exhibit 99.1.
The information in this Item 7.01, including Exhibit 99.1 attached hereto and incorporated by reference into this Item 7.01, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information in this Item 7.01, including Exhibit 99.1 attached hereto and incorporated by reference into this Item 7.01, shall not be deemed incorporated by reference into any of the Company's reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Item 7.01, including Exhibit 99.1 attached hereto and incorporated by reference into this Item 7.01, shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
99.1    Press Release of Union Pacific Corporation dated July 24, 2025.
104    Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 24, 2025

UNION PACIFIC CORPORATION

By:	/s/ Christina B. Conlin
Christina B. Conlin
Executive Vice President, Chief Legal Officer, and
Corporate Secretary